Summary of Federal Income Tax Expense Attributable to Income Loss (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Summary of percentage computed by applying the U.S. federal income tax rate to (loss) income before federal income taxes and noncontrolling interests
Computed (expected tax expense (benefit))	$ 469	$ 245	$ (297)	[1]
Dividends received deduction	(112)	(75)	(99)	[1]
Tax credits	(82)	(85)	(30)	[1]
Other, net	38	14	(1)	[1]
Total tax (benefit) expense	$ 313	$ 99	$ (427)	[1]
Computed (expected tax (benefit) expense), percentage	35.00%	35.00%	35.00%	[1]
Dividends received deduction, percentage	(8.00%)	(11.00%)	12.00%	[1]
Tax credit, percentage	(6.00%)	(12.00%)	3.00%	[1]
Other, net, percentage	2.00%	2.00%
Total percentage	23.00%	14.00%	50.00%	[1]

[1]	The balances reflect a change in accounting principle, as described in Note 2.